UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 31, 2005
                         _______________________________

                             VISUALANT, INCORPORATED
                        ________________________________
                        (formerly Starberrys Corporation)
             (Exact name of Registrant as specified in its charter)

          Nevada                             0-25541                91-1948357
________________________________________________________________________________
  (State or jurisdiction of          (Commission File No.)       (IRS Employer
incorporation) Identification No.)

                           500 Union Street, Suite 406
                            Seattle, Washington 98101
                                 (206) 903-1351
                       (Address of Registrant's principal
                                executive office
                              and telephone number)
                   __________________________________________


Section 5 - Corporate Governance and Management

    Item 5.02  Departure of Directors or Principal  Officers;  Election of
               Directors: appointment of Principal Officers

Resignation of Executive Officers.

On August 31, 2005, Mary Hethey resigned as Chief Financial Officer, Secretary and Chief Accounting Officer of Visualant, Inc.

Appointment of Executive Officers.

On August 31, 2005, Jerry D. Goldberg was appointed as Chief Financial Officer, Secretary and Treasurer of Visualant, Inc. Mr. Goldberg has more than 15 years of experience in financial and operational management of emerging and early-stage companies. Most recently, Mr. Goldberg was CFO and President of Emanation Software Inc., a start-up software development firm focused on digital media distribution. Prior to that, Mr. Goldberg was Director of Finance for The Ackerley Group, a major publicly-traded media and entertainment firm. Mr. Goldberg also spent nearly 10 years as CFO and principal of Strategic Capital Corp, an investment banking advisory firm, through which he performed many interim-CFO assignments and was involved in dozens of merger and acquisition and financing transactions. During his career, Mr. Goldberg also held financial management positions with such companies as AT&T Wireless Services.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Registrant: VISUALANT, INCORPORATED



                                    By:/s/  Ralph Brier
                                    -----------------------------------------
                                            Ralph Brier
                                    Title: Chief Executive Officer and President
Dated:  August 31, 2005